Harbor Target Retirement Funds

Supplement to Prospectus dated March 1, 2016
All Target Retirement Funds
Harbor Funds announced on May 18, 2016 that Harbor Unconstrained Bond Fund will cease operations after the close of business on July 29, 2016. All references in the Prospectus to Harbor Unconstrained Bond Fund are hereby removed.
Accordingly, effective June 2, 2016, the “Harbor Target Retirement Funds – Target Allocation” table within “The Funds’ Investments” section on page 42 is hereby replaced with the following:
HARBOR TARGET RETIREMENT FUNDS - TARGET ALLOCATION AS OF JUNE 2, 2016
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity and Commodity
Harbor Capital Appreciation Fund	11%	11%	10%	8%	7%	6%	5%	4%	3%	3%
Harbor Mid Cap Growth Fund	6	6	5	4	4	3	2	2	2	1
Harbor Small Cap Growth Fund	5	5	5	4	3	3	2	2	1	1
Harbor Large Cap Value Fund	14	13	11	10	8	7	6	5	4	3
Harbor Mid Cap Value Fund	9	8	7	6	6	5	4	3	3	2
Harbor Small Cap Value Fund	6	6	5	5	4	3	3	3	2	1
Harbor International Fund	20	19	17	15	12	10	8	7	6	5
Harbor International Growth Fund	14	13	12	10	9	7	6	5	4	3
Harbor Global Growth Fund	5	5	4	4	3	2	2	2	1	1
Harbor Commodity Real Return Strategy Fund	3	3	4	4	5	5	4	3	1	0
Total Equity and Commodity	93	89	80	70	61	51	42	36	27	20
Fixed Income
Harbor Convertible Securities Fund	0%	0%	0%	0%	1%	4%	5%	3%	0%	0%
Harbor High-Yield Bond Fund	3	5	8	12	14	16	18	16	14	13
Harbor Bond Fund	4	6	11	16	20	23	26	31	36	39
Harbor Real Return Fund	0	0	1	2	4	6	9	11	15	18
Total Fixed Income	7	11	20	30	39	49	58	61	65	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	3%	8%	10%
Total Short-Term	0	0	0	0	0	0	0	3	8	10
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
June 2, 2016
Investors Should Retain This Supplement For Future Reference
S0602.P.TR